UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________________________________________________________________________________________________________________________________________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report: June 18, 2025
(Date of earliest event reported)
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RING ENERGY, INC.
(Exact name of registrant as specified in its charter)
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Nevada	001-36057	90-0406406
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1725 Hughes Landing Blvd., Suite 900
The Woodlands, TX 77380
(Address of principal executive offices) (Zip Code)

(281) 397-3699
(Registrant’s telephone number, including area code)

Not Applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	REI	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 18, 2025, Ring Energy, Inc. (the “Company”) as borrower, Bank of America, N. A. as the Administrative Agent and Issuing Bank (“Bank of America”), and the lenders party thereto (the “Lenders”) entered into the Third Amended and Restated Credit Agreement (the “Credit Agreement”) which amended and restated that certain Second Amended and Restated Credit Agreement dated as of August 31, 2022, by and among the Company, Truist Bank, as administrative agent, and the lenders party thereto, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement, dated as of February 12, 2024 (the “Existing Credit Agreement”). All of the obligations under the Credit Agreement, and the guarantees of those obligations, are secured by substantially all of the Company’s assets. Among other things, the Credit Agreement changes the administrative agent from Truist Bank to Bank of America; reduces the borrowing base and aggregate elected commitment from $600 million to $585 million; extends the maturity date of the Credit Agreement from August 31, 2026 to June 18, 2029; reduces the applicable margin pricing grid by 25 basis points; and makes certain administrative changes to the Existing Credit Agreement.

The foregoing description of the Credit Agreement is qualified in its entirety by the terms of the Credit Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 7.01 Regulation FD Disclosure.

On June 18, 2025, the Company issued a press release announcing the Credit Agreement. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

The information in this Current Report on Form 8-K furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that section, and they shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. By filing this Current Report on Form 8-K and furnishing this information pursuant to Item 7.01, the Company makes no admission as to the materiality of any information in this Current Report on Form 8-K, including Exhibit 99.1, that is required to be disclosed solely by Regulation FD.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description
10.1	Third Amended and Restated Credit Agreement dated June 18, 2025, by and among Ring Energy, Inc., Bank of America, N.A., and the Lenders from time to time party thereto.
99.1	Press Release dated June 18, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RING ENERGY, INC.

Date:	June 23, 2025	By:	/s/ Travis T. Thomas
Travis T. Thomas
Chief Financial Officer